1933 Act File No. 33-43017
                                                      1940 Act File No. 811-6418

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|

                           Pre-Effective Amendment No.                       |_|

                         Post-Effective Amendment No. 16                     |X|

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         |X|
                                     OF 1940

                                Amendment No. 16                             |X|

                        LORD ABBETT TAX-FREE INCOME TRUST
                        ---------------------------------
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                  --------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                   Paul A. Hilstad, Vice President & Secretary
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     ---------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

|_|   immediately upon filing pursuant to paragraph (b)

|_|   on (date) pursuant to paragraph (b)

|X|   60 days after filing pursuant to paragraph (a) (1)

|_|   on (date) pursuant to paragraph (a) (1)

|_|   75 days after filing pursuant to paragraph (a) (2)

|_|   on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

          -------------------------------
          Prospectus   |    March 1, 1999
          -------------------------------

          Lord Abbett
          Tax-Free Income Trust

                             Florida Fund
                             Georgia Fund
                             Michigan Fund
                             Pennsylvania Fund

                                 First Draft

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

            As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this Prospectus is accurate or complete, and it has not judged these funds for investment merit. It is a criminal offense to state otherwise.

                               Table of Contents

                                   The Funds                                Page

           Information about past         Goal / Approach                     2
    performance, expenses, finan-         Main Risks                          2
acial highlights of each fund and         Portfolio Management                3
          single-state fund risks         Recent Performance                  3
                                          Florida                             4
                                          Georgia                             7
                                          Michigan                            10
                                          Pennsylvania                        13

                                Your Investment

         Information for managing         Purchases                           16
                your fund account         Opening Your Account                17
                                          Redemptions                         18
                                          Distributions and Taxes             18
                                          Management                          20
                                          Services For Fund Investors         20
                                          Sales Charges and Service Fees      21

                              For More Information

          How to learn more about         Glossary of Shaded Terms            23
              the funds and other         Back Cover
                Lord Abbett funds

                                                             ===================
                                                               Florida Fund
                                                               Georgia Fund
                                                               Michigan Fund
                                                               Pennsylvania Fund

                                   The Funds

GOAL / APPROACH

Each fund seeks the maximum amount of interest income exempt from federal income tax and from its state's personal income tax as is consistent with reasonable risk. At present, Florida does not impose a personal income tax.

To pursue its goal, each fund invests in municipal bonds which are investment grade. Under normal market conditions, each fund attempts to be substantially invested in municipal bonds, the interest on which is exempt from federal and its state's personal income tax. Under normal circumstances, we intend to maintain the average weighted stated maturity of each fund at between ten and thirty-five years.

In selecting bonds, we focus on:

o     Credit Quality - an issuer's ability to pay principal and interest.

o Call Protection - assurance by an issuer that a bond will not be paid off earlier.

o Income Tax Exemption - the bond issuer's ability to pay interest free from federal, state and/or local personal income taxes.

o Total Return Potential - the return possibilities for an investment over a period of time, including appreciation and interest.

Information on recent market conditions and the funds' strategies can be found under "Recent Performance" and in the current annual/semiannual report (see back cover). Each report also has the funds' holdings information.

MAIN RISKS

Although municipal bonds are generally designed to provide a stable and steady flow of in-come, their prices move inversely with changes in interest rates. This means the value of your investment could increase or decrease which means that you could lose money. Additional risks that could reduce each fund's income level and share price include the following.

o Credit risk - the possibility that an issuer of bonds fails to make timely payments of principal or interest.

o Call risk - as interest rates decline, a bond issuer may pay off its loan early by buying back the bond.

o Governmental risk - government actions could have an adverse risk on municipal bond prices and could cause prices to fall.

While typically fully invested, at times we may take a temporary position in:
(i) short-term tax-exempt securities and (ii) cash, investment grade commercial paper and short-term U.S. Government Securities (limited to 20% of our assets). This could reduce tax-exempt personal income.

See the terms: Borrowing, Concentration, Diversification, Illiquid Securities, Investment Grade, Options and Financial Futures Transactions, Private Activity Bonds, Residual Interest Bonds, U.S. Government Securities, and When-Issued Municipal Bonds under "For More Information" to learn about our other investment strategies and their risks.

WE OR THE FUNDS refers to any one or more of the four portfolios of Lord Abbett Tax-Free Income Trust (the "company") which operates through its officers under the supervision of its Board of Trustees with the advice of Lord, Abbett & Co. ("Lord Abbett").

Reasonable risk is the volatility each fund has over time which we believe will approximate the Lehman Brothers Current Coupon Long Index.

MUNICIPAL BONDS ("bonds") are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state and/or local personal income taxes. Municipal bonds are generally divided into two types:

GENERAL OBLIGATION BONDS are secured by the full faith and credit of the issuer and its taxing power.

REVENUE BONDS are payable from revenue derived from a particular facility or service, such as toll bridges, sewer services and industrial development bonds are revenue bonds.


2 The Funds

                                                             ===================
                                                               Florida Fund
                                                               Georgia Fund
                                                               Michigan Fund
                                                               Pennsylvania Fund

                                   The Funds

PORTFOLIO MANAGEMENT

      Zane E. Brown, Partner and Director of Fixed Income of Lord Abbett and Portfolio Manager of the Company, is primarily responsible for the day-to-day management of each fund. Mr. Brown has been with Lord Abbett since 1992 and has over 21 years of investment experience. Mr. Brown is assisted by, and may delegate management duties to, other Lord Abbett employees.

RECENT PERFORMANCE

      During the past fiscal year, economic and political uncertainties abroad created concern regarding the domestic economy and investors moved from lower-rated fixed income investments into higher-quality bonds. Because of our continued focus on high-quality municipal issues, the funds' net asset values increased.

      Throughout the fiscal year, the funds held some prerefunded bonds. In an environment of falling rates, many issuers prerefunded existing, higher-coupon bonds. When an issuer prerefunds bonds, the proceeds from newly issued lower-yielding bonds are used to buy Treasury securities. These Treasury securities are held to pay interest and principal on the older, higher-coupon bonds on the first call date (The call date is a date upon which an issuer may redeem a bond). When a bond becomes a strong prerefunding candidate, it trades off its lower yield-to-call rather than its higher yield-to-maturity. As a result, it appreciates in price due to the closer maturity date (the call date) and the increase in the underlying credit quality (through the use of the Treasury securities).

      In the spring, Long Island Power Authority ("LIPA") brought to market the largest municipal bond issue ($3 billion) in history. Before this offering, many portfolio managers raised cash by selling bonds to raise the cash needed to invest in the LIPA issue. We correctly anticipated that managers would need to liquidate some of their high quality bonds to make room for LIPA, and purchased several issues at prices which we believe were below their true value.

PUERTO RICO - Risk Factors

      The Fund may have significant investments in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by the manufacturing and service sectors. It is closely integrated, through extensive trade, with that of the mainland United States, and its economic health is closely tied to the price of oil and the state of the U.S. economy. Although its unemployment rate has steadily declined in recent years, Puerto Rico's rate continues to exceed the U.S. average.

YEAR 2000 ISSUES. Each fund could be adversely affected if the computers used by each fund and state and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented, we don't know whether these efforts will be successful. Accordingly, each fund may be adversely affected.


                                                                     The Funds 3

                                                      ==========================
                                         Florida Fund   Symbols: Class A - LAFLX
                                                                 Class C - FLLAX

PAST PERFORMANCE - Florida

      The chart and table below show how the fund's class A share calendar year total returns fluctuate, without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                  AWAITING DATA

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                                 1 Year   5 Years   10 Years   Inception(i)

A                                        .%       .%         .%        .%
--------------------------------------------------------------------------------
C                                        .%      --         --         .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)                           .%       .%         .%        .%
--------------------------------------------------------------------------------

ABOUT THE FUND. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

----------
(i) The dates of inception for each class are as follows: A -9/25/91; and C -7/15/96.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.

EXPENSES - Florida

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                                 Class A              Class C
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                        4.75%                 none
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")           none                  1.00%(1)
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                0.50%                 0.50%
--------------------------------------------------------------------------------
12b-1 Fees(2)                                     0.35%                 1.00%
--------------------------------------------------------------------------------
Other Expenses (See "Management")                 0.13%                 0.13%
--------------------------------------------------------------------------------
Total Operating Expenses                          0.98%                 1.63%
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class                          1 Year     3 Years     5 Years     10 Years

Class A shares                        $570        $772        $991       $1,622
--------------------------------------------------------------------------------
Class C shares                        $166        $514        $886       $1,935
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares

Class A shares                        $570        $772        $991       $1,622
--------------------------------------------------------------------------------
Class C shares                        $166        $514        $886       $1,935
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

MANAGEMENT FEE: The fee payable to Lord Abbett for the fund's investment management.

12B-1 FEES: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

----------
(1) 1.00% if shares are redeemed before 1st anniversary of purchase.
(2) Because 12b-1 distribution fees (up to: 0.25%- class A; and 0.75%- class
    C) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equal up to 0.25%.


4 The Funds

                                                                    Florida Fund

FINANCIAL HIGHLIGHTS - Florida

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, if you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for that fiscal year and are incorporated by reference into the Statement of Additional Information.

=========================================================================================================
                                                                  Class A Shares
                                          ---------------------------------------------------------------
                                                              Year Ended October 31,

Per Share Operating Performance:           1998          1997          1996          1995          1994
Net asset value, beginning of year        $  4.87       $  4.79       $  4.85       $  4.49       $  5.28
---------------------------------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------------------------------
 Net investment income                       0.235         0.240         0.248         0.271         0.291
---------------------------------------------------------------------------------------------------------
 Net realized and unrealized
---------------------------------------------------------------------------------------------------------
  gain (loss) on investments                 0.113         0.092        (0.056)        0.352        (0.695)
---------------------------------------------------------------------------------------------------------
Total from investment operations             0.00          0.332         0.192         0.623        (0.404)
---------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------
 Dividends from net investment income       0.238         (0.252)       (0.252)       (0.263)      (0.2835)
---------------------------------------------------------------------------------------------------------
 Distributions from net realized gain          --            --            --            --       (0.1025)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year              $  4.98       $  4.87       $  4.79       $  4.85       $  4.49
---------------------------------------------------------------------------------------------------------
Total Return(a)                              7.30%         7.12%         4.09%        14.22%        (8.03%)
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------
 Expenses, including waiver                  0.89%         0.86%         0.80%         0.74%         0.32%
 Expenses, excluding waiver                  0.00%         0.86%         0.82%         0.88%         0.32%
---------------------------------------------------------------------------------------------------------
 Net investment income                       4.79%         5.03%         5.19%         5.81%         5.98%
---------------------------------------------------------------------------------------------------------

================================================================================
                                                     Class C Shares
                                          --------------------------------------
                                                 Year Ended October 31,

Per Share Operating Performance:           1998        1997        1996(b)

Net asset value, beginning of period      $ 4.87      $ 4.79       $ 4.70
--------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------
 Net investment income                      0.200       0.202        0.064
--------------------------------------------------------------------------------
 Net realized and unrealized
--------------------------------------------------------------------------------
  gain on securities                        0.112       0.093        0.093
--------------------------------------------------------------------------------
Total from investment operations            0.312       0.295        0.157
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------
 Dividends from net investment income       0.202      (0.215)      (0.067)
--------------------------------------------------------------------------------
Net asset value, end of period            $ 4.98      $ 4.87       $ 4.79
--------------------------------------------------------------------------------
Total Return(a)                             6.52%       6.33%        3.35%(c)
--------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------
 Expenses                                   1.58%       1.57%        0.44%(c)
--------------------------------------------------------------------------------
 Net investment income                      4.09%       4.29%        1.37%(c)
--------------------------------------------------------------------------------

=========================================================================================================================
                                                                            Year Ended October 31,
                                          -------------------------------------------------------------------------------
Supplemental Data For All Classes:         1998          1997          1996          1995          1994          1993
Net Assets, end of year (000)             $134,567       $144,748      $162,070      $173,242      $174,844      $191,463
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    140.61%        106.32%       167.95%       142.04%       122.36%        89.32%
-------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b) From July 15, 1996 commencement of operations.
(c) Not annualized.
    See Notes to Financial Statements.


                                                                     The Funds 5

                                                                    Florida Fund

LINE GRAPH COMPARISON - Florida

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of Florida tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

  [The following table was depicted as a line graph in the printed material.]

              Past performance is no guarantee of future results.

                             Fiscal Year-end 10/31

                                                9/25/91    1991      1992      1993      1994      1995      1996      1997
=============================================================================================================================
The fund (Class A shares)
   at net asset value                           $10,000   $10,057   $10,726   $12,682   $11,664   $13,323   $13,869   $14,856
-----------------------------------------------------------------------------------------------------------------------------
The fund (Class A shares)
   at maximum offering price(1)                   9,520     9,575    10,211    12,073    11,103    12,684    13,203    14,143
-----------------------------------------------------------------------------------------------------------------------------
Lipper's Average of Florida tax-free funds(2)    10,000    10,886    10,934    12,475    11,869    13,316    13,984    15,050
-----------------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(3)                   10,000    10,090    10,937    12,476    12,043    14,817    15,697    17,300
-----------------------------------------------------------------------------------------------------------------------------

================================================================================

            Fund's Average Annual Total Return at Maximum Applicable
              Sales Charge for the Periods Ending October 31, 1998

                              1 Year            5 Years       10 Years (or Life)
================================================================================
Class A(4)                     2.00%              5.69%              8.86%
--------------------------------------------------------------------------------
Class C(5)                     6.33%                --               7.55%
--------------------------------------------------------------------------------

FLORIDA - Risk Factors

      Florida's economic expansion has been strong, as employment rates continue to grow steadily. Because Florida has a proportionately greater retirement age population than the rest of the nation and the southeast, property income (dividends, interest and rent) and transfer payments (social security and pension benefits, among other sources of income) are a relatively more important source of tax revenues.

      The State of Florida is not authorized by law to issue obligations to fund governmental operations. Florida's Constitution permits issuance of State bonds pledging the full faith and credit of the State, with the vote of the electors, to finance or refinance fixed-capital outlay projects. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed-capital outlay projects which shall be payable solely from funds derived directly from sources other than State tax revenues.

----------
(1) Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Source: Lipper Analytical Services.
(3) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this fund.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998 using the SEC-required uniform method to compute total return. The class A shares inception date is 9/25/91.
(5) The class C shares were first offered on 7/15/96. Performance is at net asset value.


6 The Funds

                                                      ==========================
                                         Georgia Fund   Symbols: Class A - LAGAX

PAST PERFORMANCE - Georgia

      The chart and table below show how the fund's class A share calendar year total returns fluctuate, without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                 AWAITING DATA

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                                 1 Year   5 Years   10 Years   Inception(i)

A                                        .%        .%        .%          .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)                           .%        .%        .%          .%
--------------------------------------------------------------------------------

EXPENSES - Georgia

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                                                         Class A
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                                4.75%
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")                                   none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                        0.50%
--------------------------------------------------------------------------------
12b-1 Fees(1)                                                             0.35%
--------------------------------------------------------------------------------
Other Expenses (See "Management")                                         0.13%
--------------------------------------------------------------------------------
Total Operating Expenses                                                  0.98%
--------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class                          1 Year     3 Years     5 Years     10 Years

Class A shares                         $570       $772       $991       $1,622
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares                         $570       $772        $991      $1,622
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

ABOUT THE FUND. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

----------
(i)  The date of inception for the class is as follows: A -12/27/94.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees.

MANAGEMENT FEE: The fee payable to Lord Abbett for the fund's investment management. Lord Abbett expects to waive the management fee for the current fiscal year.

12B-1 FEES: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees. Lord Abbett subsidizes ___ of the fund's other expenses.

----------
(1) Because 12b-1 distribution fees (up to: 0.25%- class A, are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fee under the class's 12b-1 Plan equals up to 0.25%.


                                                                     The Funds 7

                                                                    Georgia Fund

FINANCIAL HIGHLIGHTS - Georgia

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, if you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for that fiscal year and are incorporated by reference into the Statement of Additional Information.

=========================================================================================
                                                          Class A Shares
                                          -----------------------------------------------
                                                      Year Ended October 31,

Per Share Operating Performance:          1998        1997        1996        1995(b)
Net asset value, beginning of period      $5.31       $5.14       $5.12       $4.76
-----------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------
 Net investment income                     0.276       0.275       0.290       0.245
-----------------------------------------------------------------------------------------
 Net realized and unrealized
-----------------------------------------------------------------------------------------
  gain (loss) on investments               0.187       0.187      0.0397       0.370
-----------------------------------------------------------------------------------------
Total from investment operations           0.00       0.462      0.3297        0.615
-----------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------
 Dividends from net investment income      0.268     (0.282)    (0.2872)      (0.255)
-----------------------------------------------------------------------------------------
 Distributions from net realized gain        --       (0.01)    (0.0225)         --
-----------------------------------------------------------------------------------------
Net asset value, end of period            $5.43       $5.31       $5.14       $5.12
-----------------------------------------------------------------------------------------
Total Return(a)                            9.00%       9.27%       6.69%      13.15%(c)
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------
 Expenses, including waiver                0.00%       0.38%       0.03%       0.00%(c)
 Expenses, excluding waiver                0.74%       0.88%       0.83%       1.08%(c)
-----------------------------------------------------------------------------------------
 Net investment income                     5.07%       5.23%       5.55%       5.44%(c)
-----------------------------------------------------------------------------------------

================================================================================
                                            Year Ended October 31,
                               -------------------------------------------------
Supplemental Data:              1998          1997          1996         1995(b)

Net Assets, end of year(000)   $19,764      $13,897       $10,688        $5,203
--------------------------------------------------------------------------------
Portfolio turnover rate         126.52%       90.40%        72.53%       142.69%
--------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b) From December 27, 1994 commencement of operations.
(c) Not annualized.
    See Notes to Financial Statements.


8 The Funds

                                                                    Georgia Fund

LINE GRAPH COMPARISON - Georgia

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of Georgia tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

  [The following table was depicted as a line graph in the printed material.]

================================================================================

              Past performance is no guarantee of future results.

                             Fiscal Year-end 10/31

                                               12/27/94    1995      1996      1998
=====================================================================================
The fund (Class A shares)
   at net asset value                           $10,000   $11,315   $12,071   $13,189
-------------------------------------------------------------------------------------
The fund (Class A shares)
   at maximum offering price(1)                   9,520    10,772    11,492    12,556
-------------------------------------------------------------------------------------
Lipper's Average of Florida tax-free funds(2)    10,000    11,391    11,996    12,972
-------------------------------------------------------------------------------------
Lehman Municipal Bond Index(3)                   10,000    11,445    12,125    13,363
-------------------------------------------------------------------------------------

================================================================================

            Fund's Average Annual Total Return at Maximum Applicable
              Sales Charge for the Periods Ending October 31, 1998

                                   1 Year       5 Years       10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)                          4.40%        4.60%              7.65%
--------------------------------------------------------------------------------

GEORGIA - Risk Factors

      Georgia Bonds-Risk Factors. Georgia has been one of the fastest-growing states in terms of population, and has benefited from steady economic growth due to the State's low cost of living, extensive transportation infrastructure and low unemployment rates. As with the rest of the nation, growth in the services sector has aided the State's overall employment growth. Georgia also has experienced strong growth in the construction industry.

----------
(1) Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Source: Lipper Analytical Services.
(3) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998 using the SEC-required uniform method to compute total return. The class A share inception date is 12/27/94.


                                                                     The Funds 9

                                                      ==========================
                                        Michigan Fund   Symbols: Class A - LAMIX

PAST PERFORMANCE - Michigan

      The chart and table below show how the fund's class A share calendar year total returns fluctuate, without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                 AWAITING DATA

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                                 1 Year   5 Years   10 Years   Inception(i)

A                                        .%       .%         .%          .%
--------------------------------------------------------------------------------
C                                        .%      --         --           .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)                           .%       .%         .%          .%
--------------------------------------------------------------------------------

EXPENSES - Michigan

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                                                      Class A
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                             4.75%
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")                                none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                     0.50%
--------------------------------------------------------------------------------
12b-1 Fees(1)                                                          0.00%
--------------------------------------------------------------------------------
Other Expenses (See "Management")                                      0.19%
--------------------------------------------------------------------------------
Total Operating Expenses                                               0.69%
--------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class                          1 Year     3 Years     5 Years     10 Years

Class A shares                         $542       $685        $841       $1,295
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares                         $542       $685        $841       $1,295
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

ABOUT THE FUND. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

----------
(i)  The dates of inception for each class are as follows: A -12/1/92.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.

MANAGEMENT FEE: The fee payable to Lord Abbett for the fund's investment management.

12B-1 FEES: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

----------
(1) 1.00% if shares are redeemed before 1st anniversary of purchase.
(2) Because 12b-1 distribution fees (up to: 0.25%- class A) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equals up to 0.25%.


10 The Funds

                                                                   Michigan Fund

FINANCIAL HIGHLIGHTS - Michigan

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, if you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for that fiscal year and are incorporated by reference into the Statement of Additional Information.

===============================================================================================
                                                             Class A Shares
                                          -----------------------------------------------------
                                                        Year Ended October 31,
Per Share Operating Performance:          1998        1997        1996        1995        1994

Net asset value, beginning of year        $5.06       $4.93       $4.93       $4.53       $5.23
-----------------------------------------------------------------------------------------------
Income from investment operations
-----------------------------------------------------------------------------------------------
 Net investment income                     0.255       0.267       0.274       0.284       0.286
-----------------------------------------------------------------------------------------------
 Net realized and unrealized
-----------------------------------------------------------------------------------------------
  gain (loss) on investments               0.121       0.128      (0.010)      0.395      (0.651)
-----------------------------------------------------------------------------------------------
Total from investment operations           0.376       0.395       0.264       0.679      (0.365)
-----------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------
 Dividends from net investment income     (0.256)     (0.265)     (0.264)     (0.279)     (0.293)
-----------------------------------------------------------------------------------------------
 Distributions from net realized gain        --          --          --          --      (0.042)
-----------------------------------------------------------------------------------------------
Net asset value, end of year              $5.18       $5.06       $4.93       $4.93       $4.53
-----------------------------------------------------------------------------------------------
Total Return(a)                            7.59%       8.24%       5.53%      15.39%      (7.29%)
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------
 Expenses, including waiver               0.69%       0.60%       0.44%       0.25%       0.34%
 Expenses, excluding waiver               0.00%       0.68%       0.73%       0.75%       0.84%
-----------------------------------------------------------------------------------------------
 Net investment income                     4.98%       5.37%       5.59%       5.95%       5.69%
-----------------------------------------------------------------------------------------------

=================================================================================================
                                                      Year Ended October 31,
                                   --------------------------------------------------------------
Supplemental Data:                  1998         1997          1996          1995          1994
Net Assets, end of year(000)       $53,139      $52,630       $52,975       $54,186       $45,603
-------------------------------------------------------------------------------------------------
Portfolio turnover rate             82.33%       68.50%        85.26%        98.89%       137.31%
-------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
    See Notes to Financial Statements.


                                                                    The Funds 11

                                                                   Michigan Fund

LINE GRAPH COMPARISON - Michigan

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of Michigan tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

  [The following table was depicted as a line graph in the printed material.]

================================================================================

                                                12/1/92     1993      1994      1995      1996      1997
=========================================================================================================
The fund (Class A shares)
   at net asset value                           $10,000   $11,600   $10,754   $12,409   $13,095   $14,173
---------------------------------------------------------------------------------------------------------
The fund (Class A shares)
   at maximum offering price(1)                   9,520    11,044    10,238    11,814    12,467    13,492
---------------------------------------------------------------------------------------------------------
Lipper's Average of Florida tax-free funds(2)    10,000    11,207    12,016    14,796    15,675    17,275
---------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(3)                   10,000    11,190    10,812    12,638    13,265    14,268
---------------------------------------------------------------------------------------------------------

================================================================================

            Fund's Average Annual Total Return at Maximum Applicable
              Sales Charge for the Periods Ending October 31, 1998

                               1 Year         5 Years         10 Years (or Life)
--------------------------------------------------------------------------------
 Class A(4)                     3.20%           4.45%               8.03%
--------------------------------------------------------------------------------

MICHIGAN - Risk Factors

      Michigan Bonds-Risk Factors. Michigan's economic forecast for calendar years 1998 and 1999 projects healthy growth. Michigan's economy remains heavily concentrated in the manufacturing sector. The State's automobile industry remains an important component of this sector. Accordingly, the State's economy is potentially more volatile than those of other states with more diverse economies and may be more likely to be adversely affected by recent global economic problems. Renewed state economic growth has caused the Michigan unemployment rate to remain slightly below the U.S. unemployment rate for six consecutive years, running counter to a historical trend of Michigan having a higher unemployment rate than the national average.

----------
(1) Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.
(3) Source: Lipper Analytical Services.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998 using the SEC-required uniform method to compute total return. The class A shares inception date is 12/1/92.


12 The Funds

                                                       =========================
                                     Pennsylvania Fund   Symbol: Class A - LAPAX

PAST PERFORMANCE - Pennsylvania

   The chart and table below show how the fund's class A share calendar year total returns fluctuate, without a sales charge. This assumes reinvestment of dividends and distributions. With a sales charge, returns would be less than those shown.

                                 AWAITING DATA

================================================================================

      Comparison of class A shares' average annual total return at maximum sales charge to that of the Lehman Municipal Bond Index which has no sales charge. Assumes reinvestment of dividends and distributions. All periods end on December 31, 1998.

Class                                 1 Year   5 Years   10 Years   Inception(i)

A                                        .%       .%        .%          .%
--------------------------------------------------------------------------------
Lehman Municipal
Bond Index(ii)                           .%       .%        .%          .%
--------------------------------------------------------------------------------

EXPENSES - Pennsylvania

      As an investor, you pay certain fees and expenses in connection with the fund, which are described in the fee table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so they reduce the fund's share price.

================================================================================
Fee table
================================================================================
                                                                         Class A
Shareholder Transaction Fees
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                                4.75%
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")                                   none
--------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fees (See "Management")                                        0.50%
--------------------------------------------------------------------------------
12b-1 Fees(1)                                                             0.35%
--------------------------------------------------------------------------------
Other Expenses (See "Management")                                         0.10%
--------------------------------------------------------------------------------
Total Operating Expenses                                                  0.95%
--------------------------------------------------------------------------------

================================================================================
Expense example
--------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period. The expenses include any applicable contingent deferred sales charges.

Share class                          1 Year     3 Years     5 Years     10 Years

Class A shares                         $567       $763        $976        $1,588
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

ABOUT THE FUND. The fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results and its past performance is not a prediction of future results.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government-endorsed. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

----------
(i)  The date of inception for class A shares is 2/3/92.
(ii) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs or management fees. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.

MANAGEMENT FEE: The fee payable to Lord Abbett for the fund's investment management.

12b-1 fees: 12b-1 refers to the federal securities regulation that permits funds to pay distribution fees for any activity which is primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES: Fees paid by the fund for miscellaneous items such as transfer agency, custody, accounting, legal and share registration fees.

----------
(1) Because 12b-1 distribution fees (up to: 0.25%- class A) are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Service fees under each class's 12b-1 Plan equals up to 0.25%.


                                                                    The Funds 13

                                                               Pennsylvania Fund

FINANCIAL HIGHLIGHTS - Pennsylvania

      This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, if you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for that fiscal year and are incorporated by reference into the Statement of Additional Information.

====================================================================================================
                                                                 Class A Shares
                                           ---------------------------------------------------------
                                                             Year Ended October 31,

Per Share Operating Performance:           1998         1997         1996         1995         1994
Net asset value, beginning of year         $5.14        $5.01        $5.01        $4.62        $5.33
----------------------------------------------------------------------------------------------------
Income from investment operations
----------------------------------------------------------------------------------------------------
 Net investment income                      0.264        0.276        0.2772       0.282        0.300
----------------------------------------------------------------------------------------------------
 Net realized and unrealized
----------------------------------------------------------------------------------------------------
  gain (loss) on investments                0.144        0.131       (0.0011)      0.395       (0.6975)
----------------------------------------------------------------------------------------------------
Total from investment operations            0.408        0.407        0.2761       0.677       (0.3975)
----------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------
 Dividends from net investment income      0.268        (0.277)      (0.2761)     (0.2870)     (0.2925)
----------------------------------------------------------------------------------------------------
 Distributions from net realized gain         --           --           --           --        (0.02)
----------------------------------------------------------------------------------------------------
Net asset value, end of year               $5.28        $5.14        $5.01        $5.01        $4.62
----------------------------------------------------------------------------------------------------
Total Return(a)                             8.12%        8.37%        5.68%       15.02%       (7.73%)
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------
 Expenses, including waiver                 0.72%        0.61%        0.62%        0.50%        0.33%
 Expenses, excluding waiver                 0.00%        0.65%        0.69%        0.65%        0.68%
--------------------------------------------------------------------------------------------------
 Net investment income                      5.05%        5.47%        5.55%        5.83%        5.98%
----------------------------------------------------------------------------------------------------

==================================================================================================
                                                       Year Ended October 31,
                                   ---------------------------------------------------------------
Supplemental Data:                  1998         1997          1996          1995          1994
Net Assets, end of year(000)       $102,907     $94,237       $92,605       $93,494       $81,258
--------------------------------------------------------------------------------------------------
Portfolio turnover rate              65.20%      70.99%        78.30%       126.11%       137.22%
--------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

    See Notes to Financial Statements.


14 The Funds

                                                               Pennsylvania Fund

LINE GRAPH COMPARISON - Pennsylvania

      Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in both Lipper's average of Pennsylvania tax-free funds and the Lehman Municipal Bond Index, assuming reinvestment of all dividends and distributions.

  [The following table was depicted as a line graph in the printed material.]

================================================================================

              Past performance is no guarantee of future results.

                             Fiscal Year-end 10/31

                                                2/3/92     1992      1993      1994      1995      1996      1997
===================================================================================================================
The fund (Class A shares)
   at net asset value                           $10,000   $10,468   $12,452   $11,489   $13,215   $13,966   $15,136
-------------------------------------------------------------------------------------------------------------------
The fund (Class A shares)
   at maximum offering price(1)                   9,520     9,966    11,855    10,937    12,581    13,296    14,409
-------------------------------------------------------------------------------------------------------------------
Lipper's Average of Florida tax-free funds(2)    10,000    10,680    11,967    11,509    12,864    13,542    14,616
-------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(3)                   10,000    10,558    12,044    12,165    15,938    16,885    18,609
-------------------------------------------------------------------------------------------------------------------

================================================================================

            Fund's Average Annual Total Return at Maximum Applicable
              Sales Charge for the Periods Ending October 31, 1998

                               1 Year         5 Years         10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)                       3.30%          5.76%                7.00%
--------------------------------------------------------------------------------

PENNSYLVANIA - Risk Factors

      Pennsylvania Bonds-Risk Factors. Pennsylvania is a growing state with a diversified economy. It is headquarters for many major corporations and many small businesses. Pennsylvania has been historically identified as a heavy-industry state, although that reputation has changed over the last 30 years as the industrial composition of Pennsylvania diversified with the decline of the coal, steel and railroad industries. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture also remains an important part of the State's economy. Pennsylvania's unemployment rate has declined steadily since its peak in 1992. In 1997 this rate was just slightly above the national average. However, employment growth continues to lag behind the national average.

      After experiencing operating deficits in fiscal 1990 and 1991, in each of fiscal 1992 through 1997, the Commonwealth's General Fund recorded an operating surplus. As a result, the Fund balance has increased and in fiscal 1997 the largest unreserved-undesignated Fund balance since fiscal 1987 was recorded.

----------
(1) Reflects the deduction of the maximum initial sales charge of 4.75%
(2) Source: Lipper Analytical Services.
(3) Performance for the unmanaged Lehman Municipal Bond Index does not reflect transaction costs, management fees or sales charges. This index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as this Fund.
(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 1998 using the SEC-required uniform method to compute total return. The class A share inception date is 2/3/92.


                                                                    The Funds 15

                                Your Investment

PURCHASES

      This Prospectus offers two classes of shares for the Florida fund: class A and C. One class of shares is offered for the other funds: class A. Although a fund may have more than one class of shares, these different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we accept your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, in the case of the class C shares, as described below.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. For larger purchases or at certain dollar amounts it may not be suitable for you to place a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

      For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

      We reserve the right to withdraw all or any part of the offering made by this Prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

================================================================================
Class A Shares (All funds)
--------------------------------------------------------------------------------
Front-end sales charges are as follows:
                                                                  To Compute
                           As a % of            As a % of         Offering Price
Your Investment            Offering Price       Your Investment   Divide NAV by
================================================================================
Less than $50,000             4.75%                 4.99%            .9525
--------------------------------------------------------------------------------
$50,000 to $99,999            4.75%                 4.99%            .9525
--------------------------------------------------------------------------------
$100,000 to $249,999          3.75%                 3.90%            .9625
--------------------------------------------------------------------------------
$250,000 to $499,999          2.75%                 2.83%            .9725
--------------------------------------------------------------------------------
$500,000 to $999,999          2.00%                 2.04%            .9800
--------------------------------------------------------------------------------
$1,000,000 and over           No Sales Charge                       1.0000
--------------------------------------------------------------------------------

      The following $1 million category is for the Georgia and Michigan funds until each fund's Rule 12b-1 Plan becomes effective, at which time the sales charge table above will apply to such fund.

      REDUCING YOUR CLASS A FRONT-END SALES CHARGES. There are several ways you can qualify for a discount when purchasing class A shares if you inform the fund that you are eligible at the time of purchase.

      o RIGHTS OF ACCUMULATION -- a Purchaser can add the share value (at public offering price) of any Eligible Fund already owned to the amount of the next purchase of class A shares for purposes of calculating the sales charge.

      o STATEMENT OF INTENTION -- a Purchaser can purchase class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Shares purchased through reinvestment of distributions are

NET ASSET VALUE. NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after your order is accepted. In connection with the calculation of NAV, portfolio securities for which quotations are not available are valued at fair value under procedures approved by the fund's Board Members.

Share classes

Class A (All funds)

o     Normally offered with a front-end sales charge.

Class C (Florida fund only)

o     No front-end sales charge.

o     Higher annual expenses than class A shares.

o A contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase.


16 Your Investment
      not included. A statement of intention can be backdated 90 days. Current holding under rights of accumulation can be included in a statement of intention.

      For more information on eligibility for these privileges, read the applicable sections in the attached application.

      CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under the following circumstances.

      1.    Purchases of $1 million or more. *

      2.    Purchases by Retirement Plans with at least 100 eligible employees.
            *

      3.    Purchases under a Special Retirement Wrap Program. *

      4. Purchases made with dividends and distributions on class A shares of another Eligible Fund.

      5. Purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for class A shares.

      6. Employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor LLC.

      7.    Purchases under a Mutual Fund Wrap-Fee Program.

      8. Trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the persons mentioned in 6 above.

      See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

      CLASS A SHARE CDSC (ALL FUNDS). If you buy class A shares under one of the starred (*) categories listed above and you redeem any of the class A shares within 24 months after the month in which you initially purchased such shares, the fund normally will collect a CDSC of 1%.

      The class A share CDSC generally will be waived for the following.

      o Benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required).

      o Redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

      See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class C shares.

      CLASS C SHARE CDSC (FLORIDA FUND ONLY). The 1% CDSC for class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

OPENING YOUR ACCOUNT

      Minimum initial investment

      o     Regular account                                               $1,000

      o     Individual Retirement Accounts and
            403(b) plans under the Internal
            Revenue Code                                                    $250
      o     Uniform Gift to Minor Account                                   $250

* May be subject to a Contingent Deferred Sales Charge ("CDSC").

RETIREMENT PLANS. Employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

LORD ABBETT DISTRIBUTOR LLC. Lord Abbett Distributor acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

CONTINGENT DEFERRED SALES CHARGES. The CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) plans will be new sales for purposes of assessing the CDSC.

To determine if a CDSC applies to a redemption, the fund redeems shares in the following order.
1. Shares acquired by reinvestment of dividends and capital gains.
2. Shares held for two years or more after the month of purchase (class A) or one year or more (class C).
3. Shares held the longest before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C).

BENEFIT PAYMENT DOCUMENTATION.
(Class A shares only)
o     under $50,000 - no documentation necessary
o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under opening your account.


                                                              Your Investment 17

      For Retirement Plans and Mutual Fund Wrap Programs, no minimum investment is required, regardless of share class.

      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order.

      NAME OF FUND YOU SELECT.
      P.O. Box 419100
      Kansas City, MO 64141

      PROPER FORM. An order submitted directly to the fund must contain (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

      BY EXCHANGE. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

IMPORTANT INFORMATION. If you do not provide a correct taxpayer identification number (Social Security number for individuals) or make certain required certifications, you may be subject to a $50 penalty under the Internal Revenue Code. Also we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.

REDEMPTIONS

      BY BROKER. Call your investment professional for directions on how to redeem your shares.

      BY TELEPHONE. To obtain the proceeds ($50,000 or less) of a redemption to the name and address in which your account is registered, you or your investment professional can call the fund at 800-821-5129.

      BY MAIL. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, call 800-821-5129.

      We will verify that the shares being redeemed (if purchased by check) were purchased at least 15 days earlier. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed.

      Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after we receive your redemption request.

      To determine if a CDSC applies, see "Class A share CDSC" or "Class C share CDSC" above.

DISTRIBUTIONS AND TAXES

      Each fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. Each fund expects to pay dividends to shareholders monthly. Each fund expects to pay any capital gain distribution once a year in December. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

      The tax status of distributions are the same for all shareholders regardless of how long


18 Your Investment
      they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

================================================================================
Federal Taxability of distributions

Type of                                  Tax rate for       Tax rate for
distribution                             15% bracket        28% bracket or above
--------------------------------------------------------------------------------
Income                                   Generally          Generally
dividends                                tax exempt         tax exempt
--------------------------------------------------------------------------------
Short-term                                                  Ordinary
capital gains                            15%                income rate
--------------------------------------------------------------------------------
Long-term
capital gains                            10%                20%
--------------------------------------------------------------------------------

      ANNUAL INFORMATION - Information concerning the tax treatment of dividends and other distributions will be mailed annually to shareholders. Each fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by that fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SINGLE-STATE TAXABILITY OF DISTRIBUTIONS

      FOR ALL FUNDS - With respect to any particular state fund, exempt-interest dividends derived from interest income on obligations of that state or its political subdivisions, agencies or instrumentalities and on obligations of the federal government or certain other government authorities, such as U.S. territories ("state exempt investments") paid to individual shareholders will, in most cases, be exempt from tax in that state. However, special rules, described below, may apply. Exempt-interest dividends may be subject to that state's franchise or other corporate taxes if received by a corporation subject to such taxes and to state and local taxes in states other than that state. Generally, dividends and distributions, whether received in cash or additional shares, derived from a state fund's other investment income and capital gains will be subject to state income tax.

      In addition, Florida intangible personal property tax will be imposed on shares of the Florida fund owned by Florida residents and Pennsylvania county personal property tax will be imposed on shares of the Pennsylvania fund unless the relevant fund's portfolio includes only state exempt investments on the annual statutory assessment date. If the fund holds other assets, including assets attributable to options and financial futures transactions in which the fund may engage, then a portion (which might be a significant portion) of the value of the fund's shares would be subject to personal property tax.

      FLORIDA TAXES - Florida imposes no state personal income tax.

      MICHIGAN TAXES - Capital gains from the sale by the Michigan fund of obligations of the federal government or certain other government authorities will be exempt from Michigan income tax. In addition, dividends paid by the fund that are derived from interest on state exempt investments will not be subject to the Michigan Single Business Tax. The portion of the fund's dividends and distributions received by a shareholder that is exempt from the Michigan income tax or Michigan Single Business Tax may be reduced by interest or other expenses paid or incurred to purchase or carry shares of the fund.

      PENNSYLVANIA TAXES - Dividends paid by the Pennsylvania fund that are derived from

SMALL ACCOUNTS. Our Board of Trustees may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best economic interest to do so.

TAXES ON TRANSACTIONS. Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

The table at left also can provide a "rule of thumb" guide for your potential U.S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

Shareholders receiving social security benefits and certain railroad re-tirement benefits may be subject to federal income tax on up to 85% of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other distributions paid by each fund. The tax will be imposed on up to one-half of such benefits only when the sum of the recipient's adjusted gross income (plus miscellaneous adjustments), tax-exempt interest income and one-half of social security income exceeds $25,000 for individuals ($32,000 for individuals filing a joint return). The tax will be imposed on up to 85% of such benefits only when such sum exceeds $34,000 for individuals ($44,000 for individuals filing a joint return).


                                                              Your Investment 19
      interest on state exempt investments will not be subject to the Pennsylvania corporate net income tax. Dividends paid to residents of Philadelphia by the fund that are not derived from interest on state exempt investments will be subject to Philadelphia School District investment income tax in addition to the Pennsylvania personal income and corporate net income taxes.

MANAGEMENT

      The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

      The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended October 31, 1998, the fee paid to Lord Abbett was at an annual rate of .00 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 800-821-5129.

================================================================================
For investing

Invest-A-Matic    You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost      your fund account by means of automatic money transfers from
averaging)        you bank checking account. See the attached application for instructions.

Div-Move For automatically reinvesting the dividends and distributions from your account into another account in any Eligible Fund. ($50 minimum)

For selling shares

Systematic        For making regular withdrawals from most Lord Abbett funds.
Withdrawal        You can have automatic cash withdrawals paid to you from your
Plan ("SWP")      account in fixed or variable amounts. To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.
                  Your shares must be in non-certificate form.

Class C shares    Redemption proceeds due to a SWP for class C shares will be redeemed in the order described under "Contingent Deferred
                  Sales Charges" under "Purchases" above.
================================================================================

OTHER SERVICES

      TELEPHONE INVESTING. After we have received the telephone investing portion of the attached application (section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

      TELEPHONE EXCHANGES. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for

Lord Abbett offers a variety of Retirement Plans.
Call 800-842-0828 for information about:
o     Traditional, Rollover, Roth and Education IRAs.
o     Simple IRA's, SEP-IRAs, 401(k) and 403(b) accounts.
o     Defined Contribution Plans.

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. Each fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. Each fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.


20 Your Investment
      the exchange before to the close of the New York Exchange on the day of your call. If you do this, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

      REINVESTMENT PRIVILEGE. If you sell shares of a fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      ACCOUNT STATEMENTS. Generally, every Lord Abbett investor automatically receives quarterly account statements.

      HOUSEHOLDING. Generally, shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to a fund.

      ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call a fund at 800-821-5129.

      SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any eligible fund.

12B-1 FEES PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

SALES CHARGES AND SERVICE FEES

      SALES AND SERVICE COMPENSATION. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell fund shares and service shareholders.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Expenses" and "Purchases". The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart on the next page. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities" below. Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. We may pay Additional Concessions to Authorized Institutions from time to time.

      SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities that are primarily intended to result in the sale of such shares. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.


                                                              Your Investment 21

Compensation for your dealer

================================================================================
                             First Year Compensation

Class A investments              Front-end
                                 sales charge              Dealer's
                                 paid by investors         concession                Service fee(1)            Total compensation(2)
                                 (% of offering price)     (% of offering price)     (% of net investment)     (% of offering price)
====================================================================================================================================
Less than $50,000                      4.75%                     4.00%                      0.25%                    4.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                      4.75%                     4.25%                      0.25%                    4.49%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                    3.75%                     3.25%                      0.25%                    3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                    2.75%                     2.50%                      0.25%                    2.74%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                    2.00%                     1.75%                      0.25%                    2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million              no front-end sales charge          1.00%                      0.25%                    1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that    no front-end sales charge          0.55%                      0.25%                    0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that   no front-end sales charge          0.50%                      0.25%                    0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million              no front-end sales charge          0.25%                      0.25%                    0.50%
====================================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge          0.75%                      0.25%                    1.00%
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                      Annual Compensation After first Year

Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge          none                       0.25%                    0.25%
====================================================================================================================================
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge          0.65%                      0.25%                    0.90%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A shares is paid quarterly and for class A shares may not exceed 0.15% for shares sold prior to: September 25, 1991 for the Florida fund; the first day of the calendar quarter subsequent to the Georgia fund's net asset reaching $100 million; December 1, 1992 for the Michigan fund; and February 3, 1992 for the Pennsylvania fund. The first year's service fee on C shares is paid at the time of sale.
(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.
(4) With respect to class C shares, 0.90% of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


22 Your Investment

                              For More Information

GLOSSARY OF SHADED TERMS

      ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

      BORROWING. Each fund may borrow money. The interest paid on borrowed money may reduce a fund's return. Each fund may not borrow more than 331/3% of total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes. Each fund may borrow an additional 5% of total assets are available for temporary purposes. Each fund may obtain such short-term credit to purchases and sales of portfolio securities.

      CONCENTRATION. No fund intends to invest more than 25% of its total assets in any industry, except that each fund may, subject to the limits referred to in Diversification, Private Activity Bonds and with respect to temporary taxable investments under "Main Risks," invest more than 25% of such assets in a combination of U.S. Government securities and in tax-exempt securities, including tax-exempt revenue bonds whether or not the users of any facilities financed by such bonds are in the same industry. Where nongovernmental users are in the same industry, there may be additional risk to a fund in the event of an economic downturn in such industry, which may result generally in a lowered ability of such users to make payments on their obligations. Electric utility and health care are typical, but not all inclusive of, the industries in which this 25% may be exceeded. The former is relatively stable but subject to rate regulation vagaries. The latter suffers from two main problems - affordability and access. Tax-exempt securities issued by governments or political subdivisions of governments are not considered part of any "industry."

      ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; Lord Abbett Equity Fund; Lord Abbett Series Fund; Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.


                                                              Your Investment 23

      ELIGIBLE GUARANTOR. Any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

      ILLIQUID SECURITIES. Securities not traded on the open market. Certain securities may be difficult or impossible to sell at the time and price the fund would like. Each fund may invest up to 15% of its assets in illiquid securities. Securities determined by the Board Members to be liquid are not subject to this limit, such as those purchased under Securities and Exchange Commission Rule 144A.

      INVESTMENT GRADE. Each fund invests in investment-grade municipal bonds which are those rated, or equivalent to, at the time of purchase one of the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services ("S&P") (AAA, AA, A, BBB) or Fitch Investors Service ("Fitch") (AAA, AA, A, BBB). Each fund also may invest in municipal bonds that are not rated and that are exempt from federal income tax and its state's personal income tax, determined by Lord Abbett to be of comparable quality to the rated bonds in which a fund may invest. At least 70% of each fund's net assets are invested in rated municipal bonds that, at the time of purchase, are within, or equivalent to, the three highest grades assigned by Moody's S&P Fitch and each fund may invest up to 30% of its net assets in municipal bonds that are in, or equivalent to, the fourth highest grade.

      LEGAL CAPACITY. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      MUTUAL FUND WRAP-FEE PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions.

      OPTIONS AND FINANCIAL FUTURES TRANSACTIONS. Each fund may deal in options on securities, and securities indices, and financial futures transactions, including options on financial futures. Each fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options.

      PRIVATE ACTIVITY BONDS. Each fund may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described under "Main Risks") in private activity bonds. A fund's dividends derived from interest on such bonds would be considered a preference item for purposes of the computation of the alternative minimum tax. A fund's dividends derived from such interest may increase the alternative

Guaranteed signature. An acceptable form of guarantee would be as follows:

o     In the case of the estate -
      Robert A. Doe
      Executor of the Estate of
      John W. Doe
      [Date]

            SIGNATURE GUARANTEED
            MEDALLION GUARANTEED
             NAME OF GUARANTOR

               /s/ [ILLEGIBLE]
            ---------------------
             AUTHORIZED SIGNATURE
            (960)        X9803470
            SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (TM)
                                                          SR

o     In the case of the corporation -
       ABC Corporation
      Mary B. Doe
      By Mary B. Doe, President
      [Date]

            SIGNATURE GUARANTEED
            MEDALLION GUARANTEED
             NAME OF GUARANTOR

               /s/ [ILLEGIBLE]
            ---------------------
             AUTHORIZED SIGNATURE
            (960)        X9803470
            SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (TM)
                                                          SR


24 Your Investment
      minimum tax liability of corporate shareholders who are subject to that tax based on the excess of their adjusted current earnings over their taxable income.

      PURCHASER. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and
      (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

      RESIDUAL BONDS. Each fund may invest up to 20% of its net assets in residual interest bonds ("RIBS") to enhance and increase portfolio duration. None of the funds invested more than 15% of its net assets in RIBs at any time during the fiscal year ended October 31, 1998. A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBS' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. In an effort to mitigate this risk, each fund purchases fixed-rate bonds which are less volatile. When interest rates fall, not only do RIBs provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values also rise faster than securities similar to the specific fixed-rate security.

      SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap-fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

      U.S. GOVERNMENT SECURITIES. These are short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      WHEN-ISSUED MUNICIPAL BONDS. Each fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by a fund are each fixed on the purchase date. During the period between purchase and settlement, each fund's assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of an amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.


                                                              Your Investment 25

                       THIS PAGE INTENTIONALLY LEFT BLANK

26 Your Investment

                              For more Information

      More information on these funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

      Describes the funds, lists portfolio holdings and contains a letter from the funds' manager.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this Prospectus).

To obtain information:

By telephone. Call the funds at
800-426-1130

By mail. Write to:

The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet. Text only
versions of fund documents
can be viewed online or
downloaded from:

Lord, Abbett & Co.
http://www.lordabbett.com

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

      Florida Fund
      Georgia Fund
      Michigan Fund
      Pennsylvania Fund

      The General Motors Building
      767 Fifth Avenue
      New York, NY 10153-0203
      ---------------------------
      SEC file number: 811-3942

================================================================================

                                                                 ---------------
                                                                    BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 PERMIT NO. 2405
                                                                 NEW YORK, N.Y.
                                                                 ---------------

================================================================================

Statement of Additional Information                                March 1, 1999

                        Lord Abbett Tax-Free Income Trust
================================================================================

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated March 1, 1999.

Lord Abbett Tax-Free Income Trust (the "Company") was organized as a Massachusetts Business Trust on September 11, 1991. The Company's Board of Trustees has authority to create separate series of shares of beneficial interest, without further action by shareholders. To date, the Company has four series: the Florida Fund, the Georgia Fund, the Michigan Fund and the Pennsylvania Fund (each a "Fund"). The Florida Fund consists of two classes of shares: Class A and Class C. The other Funds consist of a single class of shares only: Class A. Although no present plans exist, further funds and/or classes may be added in the future.

Rule 18f-2 under The Investment Company Act of 1940, as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or funds affected by such matter. Rule 18f-2 further provides that a class or fund shall be deemed to be affected by a matter unless the interests of each class or funds in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to the Company or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

TABLE OF CONTENTS                                                           Page

1.    Investment Policies                                                   2
2.    Trustees and Officers                                                 9
3.    Investment Advisory and Other Services                                12
4.    Portfolio Transactions                                                13
5.    Purchases, Redemptions
      and Shareholder Services                                              15
6.    Taxes                                                                 21
7.    Risk Factors Regarding Investments in Florida, Georgia
      Michigan, Pennsylvania and Puerto Rico Municipal Bonds                22
8.    Past Performance                                                      26
9.    Information About the Comany                                          27
10.   Financial Statements                                                  28

                                       1.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Company's investment objective and policies are described in the Prospectus under "Goal/Approach." In addition to those policies described in the Prospectus, the Company is subject to the following fundamental investment restrictions which cannot be changed for the Company without the approval of the holders of a majority of the Company's shares. The Company may not: (1) borrow money (except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Company may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Company may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure borrowings or to the extent permitted by the Funds' investment policies as permitted by applicable law; (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent the Company may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or (7) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval. The Company may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 deemed to be liquid by the Board of Trustees; (4) invest in securities of other investment companies, except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of such Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities); (6) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Company's officers or trustees or by one or more partners of the Company's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of such Fund's total assets (included within such limitation, but not to exceed 2% of such Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange; (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that such Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Company's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, trustees, partners or employees, any securities other than shares of beneficial interest in a Fund of the Company.

With respect to each Fund, there is no fundamental policy or restriction with respect to diversification, but each Fund will be required to meet the diversification rules under Subchapter M of the Internal Revenue Code.

While each of the Funds may take short-term gains if deemed appropriate, normally, the Funds will hold securities in order to realize interest income exempt from federal income tax and, where applicable, its state's personal income tax, consistent with reasonable risks. For the fiscal year ended October 31, 1998 the portfolio turnover rates for the Florida, Georgia, Michigan and Pennsylvania Funds were 140.61%, 126.52%, 82.33% and 65.20%, respectively. The liquidity of a Rule 144A security will be a determination of fact for which the trustees are ultimately responsible. However, the trustees may delegate the day-to-day function of such determinations to Lord Abbett, subject to the Trustees' oversight. Examples of factors which the trustees may take into account with respect to a Rule 144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the security and the nature of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Investment Techniques

Municipal Bonds

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations have been imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Description of Four Highest Municipal Bond Ratings

Moody's describes its four highest ratings for municipal bonds as follows:

Aaa   Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

Standard & Poor's describes its four highest ratings for municipal bonds as follows:

AAA   An obligation rated AAA has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA    An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A     An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB   An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions are changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation."

Fitch describes its four highest ratings for municipal bonds as follows:

AAA   Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA    Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A     High credit quality. 'A' ratings denote a low expectation of credit risk.
The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category."

Options And Financial Futures Transactions

GENERAL. Each Fund may engage in futures and options transactions in accordance with its investment objective and policies. Each Fund intends to engage in such transactions if it appears advantageous to the Funds to do so, in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates and to stabilize the value of its assets. The use of futures and options and possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

FINANCIAL FUTURES CONTRACTS. Each Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed-income securities pursuant to the contract, adjustments are made which reflect differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. Each Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of each Fund and futures contracts subject to outstanding options written by each Fund would exceed 50% of the total assets of each Fund. Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Each Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time each Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Funds' return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the Funds' overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index. In addition, the market prices of futures contracts may be affected by certain factors. For example, if participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser still may not result in a successful hedging transaction. If any of these events should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. Each Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. Each Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case that Fund would lose the premium paid therefor.

OPTIONS ON SECURITIES. Each Fund may write (sell) covered call options on securities so long as it owns securities which are acceptable for escrow purposes and may write secured put options on securities, which means that, so long as a Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. Each Fund may write or purchase spread options, which are options for which the exercise price may be a fixed-dollar spread or yield spread between the security underlying the option and another security it does not own, but that is used as a benchmark. The exercise price of an option may be below, equal to or above, the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows each Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund might like to establish a position in securities upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

OVER-THE-COUNTER OPTIONS. As indicated in the Prospectus, each Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer, as a result of the insolvency of such dealer or otherwise, in which event each Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and a wider range of expiration dates and exercise prices, than are exchange- traded options. Since there is no exchange, normally pricing is done by reference to information from market makers, which information is carefully monitored by the Company's investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, each Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes, while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Company understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its investment adviser disagree with this position and believe that dealers with which they intend to engage in OTC options transactions are, generally, agreeable to and capable of entering into closing transactions. The Company has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of each Funds' portfolio. A description of such procedures is set forth below.

Each Fund will only engage in OTC options transactions with dealers that have been specifically approved by the trustees of the Company. The Fund and their investment adviser believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions, if necessary. The Fund will not engage in OTC options transactions if the amount invested by a Fund in OTC options, plus a "liquidity charge" related to OTC options written by such Fund, plus the amount invested by such Fund in illiquid securities, would exceed 10% of the Fund' net assets. The "liquidity charge" referred to above is computed as described below.

The Company anticipates entering into agreements with dealers to which the Fund sell OTC options. Under these agreements, a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option, for such purposes, will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. Each Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market until the option expires or is closed out, cash or equivalents equal in value to such excess.

Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities, with payment and delivery to take place in the future, in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage or to speculate in interest rate changes. A Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Fund reserves the right to sell these securities before the settlement date if deemed advisable.

REGULATORY RESTRICTIONS. To the extent required to comply with applicable Securities and Exchange Commission requirements, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Fund will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts. To the extent required to comply with Commodities Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, no Fund will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open options on futures would exceed 5% of that Funds' total assets. No Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner and (3) cash proceeds from investments due in 30 days.

                                       2.
                              TRUSTEES AND OFFICERS

The following trustee is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also officer, director or trustee of the other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plans described in the Prospectus.

Robert S. Dow, age 54, Chairman and President

The following outside trustees are also directors or trustees of some or all of the other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow, Senior Adviser
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner, Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997-1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of the Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Company's outside trustees. The third and fourth columns set forth information with respect to the retirement plan for outside trustees maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside trustees. No trustee of the Company associated with Lord Abbett and no officer of the Company received any compensation from the Company for acting as a trustee or officer.

                       For the Fiscal Year Ended October 31, 1998
                       ------------------------------------------

      (1)                    (2)                 (3)                    (4)
                                             Pension or             For Year Ended
                                             Retirement Benefits    December 31, 1998
                                             Accrued by the         Total Compensation
                           Aggregate         Company and            Accrued by the Company and
                           Compensation      Twelve Other Lord      Twelve Other Lord
                           Accrued by        Abbett-sponsored       Abbett-sponsored
Name of Trustee            the Company(1)    Companys(2)            Companys(3)
---------------            --------------    -------------------    --------------------------
E. Thayer Bigelow          $                 $                      $
William H. T. Bush*        $                 $                      $
Robert B. Calhoun, Jr.**   $                 $                      $
Stewart S. Dixon           $                 $                      $
John C. Jansing            $                 $                      $
C. Alan MacDonald          $                 $                      $
Hansel B. Millican, Jr.    $                 $                      $
Thomas J. Neff             $                 $                      $

*  Elected as of August 13, 1998.
** Elected as of June 17, 1998.

1. Outside trustees fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Company for later distribution to the directors.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supersedes a previously approved retirement plan for all future directors. Current directors had the option to covert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Company as of October 31, 1998 deemed invested in Company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $; Mr. Dixon, $; Mr. Jansing, $; Mr. MacDonald, $; Mr. Millican, $, and Mr. Neff, $. If the amounts deemed invested in Company shares were added to each trustees actual holdings of Company shares as of October 31, 1998, each would own the following: Mr. Bigelow, shares; Mr. Dixon, shares; Mr. Ginseng, shares; Mr. McDonald, shares; Mr. Millican, shares; and Mr. Neff, shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. This, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Company have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Messrs. Hilstad, and Morris are partners of Lord Abbett; the others are employees:

Executive Vice President
Zane Brown, age 47

Vice Presidents

Paul A. Hilstad, age 56, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Daniel E. Carper, age 47

Philip Fang, age 33

Lawrence H. Kaplan, age 42 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Thomas F. Konop, age 56

Robert G. Morris, age 54

John R. Mouseeau, age 42

A. Edward Oberhaus, III, age 39

Keith F. O'Connor, age 43

Treasurer

Donna M. McManus, age 38 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Company does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Company's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Company or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Company's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the shares of the Company outstanding and entitled to vote at the meeting.

As of February , 1999 our officers and trustees as a group owned less than    %
of our outstanding shares. The following entity is known by the Fund to be the
holder of record of 5% or more of the Company's outstanding shares on         ,
1999:   (%)

                                       3.
                     INVESTMENT ADVISORY AND OTHER SERVICES

As described under "Our Management" in the Prospectus, Lord Abbett is the Company's investment manager. Of the general partners of Lord Abbett, those of whom are officers and/or trustees of the Company, are: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad and Robert G. Morris. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. The other general partners of Lord Abbett who are neither officers nor directors of the Company are Stephen I. Allen, John E. Erard, Robert P. Fetch, Robert I. Gerber, Daria L. Foster, Thomas W. Hudson, Stephen J.
McGruder, Michael B. McLaughlin, Robert J. Noelke, Robert M. Pennington, Christopher J. Towle and John J. Walsh.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets of each Fund for each month, at the annual rate of .5 of 1%. For the Florida Fund, this fee is allocated among the Class A and Class C shares based on the class' proportionate share of the average daily net assets of the Fund. In addition, we pay all expenses not expressly assumed by Lord Abbett, including without limitation 12b-1 expenses; outside trustees' fees and expenses; association membership dues; legal and auditing fees; taxes; transfer and dividend disbursing agent fees; shareholder servicing costs; expenses relating to shareholder meetings; expenses of preparing, printing and mailing share certificates and shareholder reports; expenses of registering our shares under federal and state securities laws; expenses of preparing, printing and mailing prospectuses to existing shareholders; insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or part of its management fees and may assume other expenses of the Company. Subsequently, Lord Abbett may charge these fees and/or omit these subsidies on a partial or complete basis.

The Company's Management Agreement provides for each Fund to repay Lord Abbett without interest for subsidized expenses on and after the first day of the calendar quarter after the net assets of a Fund first reaches $50 million (the "commencement date") and until the net assets reach $100 million, provided the ratio of operating expenses of the Fund (determined before taking into account any fee waiver or expense assumption) to average net assets is less than .85% and the amount repaid is equal in dollars to the difference between the expenses included in the determination of such expense ratio and those at an expense ratio of .85%. Beginning on the first day of the calendar quarter after the net assets of a Fund first reach $100 million, the repayment of expenses shall be measured by the difference between the expenses included in the determination of each Fund expense ratio and those at an expense ratio of 1.05%. A Fund shall not be obligated to repay any such expenses after the earlier of the termination of the Management Agreement or the end of five full fiscal years after the commencement date.

As of October 31, 1998, other expenses reimbursed by Lord Abbett and not repaid by the Georgia Fund amount to $40,765.

Gross management fees, management fees waived and net management fees for each Fund for the years ended October 31, 1998, 1997 and 1996 respectively, were as follows:

FUND                                1998
----                                ----
                      Gross              Management       Net
                      Management         Fees             Management
                      Fees               Waived           Fees
                      ----               ------           ----
Georgia               $84,279            $84,279          $0

FUND                                1997
----                                ----
                      Gross              Management       Net
                      Management         Fees             Management
                      Fees               Waived           Fees
                      ----               ------           ----
Florida               $760,504                --          $760,504
Pennsylvania          $464,836           $34,734          $430,102
Michigan              $261,943           $45,360          $216,583
Georgia               $59,788            $59,788                --

FUND                                1996
----                                ----
                      Gross              Management       Net
                      Management         Fees             Management
                      Fees               Waived           Fees
                      ----               ------           ----
Florida               $835,177           $28,910          $806,267
Pennsylvania          $465,181           $62,240          $402,941
Michigan              $268,578           $152,438         $116,140
Georgia               $40,660            $40,660                --

Expenses for 1998 of the Georgia Fund assumed by Lord Abbett for each of the years ended October 31, 1998, 1997 and 1996 were $0, $24,665 and $16,100, respectively.

Lord Abbett has given the Company the right to use the identifying name "Lord Abbett" and this right may be withdrawn if Lord Abbett ceases to be the Company's investment manager.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Company and must be approved at least annually by our Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Company including the audit of financial statements included in our annual report to shareholders.

The Bank of New York, 48 Wall Street, New York, New York 10286, serves as the Company's custodian.

United Missouri Bank of Kansas City, N.A., Tenth and Grand, Kansas City, Missouri 64141, acts as the Transfer Agent and Dividend Disbursing Agent for each Fund.

                                       4.
                             PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Company usually will pay no brokerage commissions on such transaction. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28 (e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Company and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for best execution.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Company; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Company, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Company to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended October 31, 1998, 1997 and 1996, we paid no commissions to independent brokers.

                                       5.
                 PURCHASES, REDEMPTIONS AND SHAREHOLDER SERVICES

Information concerning how we value our shares for the purchase and redemption or repurchase of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate net asset value and are otherwise open for business on each day that the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Securities in our portfolio are valued at their market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System market are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the trustees.

Although our shares are continuously offered, we are under no obligation to maintain the offering or its terms, and the offering may be suspended, changed or withdrawn. The sales agreements between Lord Abbett and independent securities dealers provide that all orders are subject to acceptance in New York and that the right is reserved to reject any order.

The net asset value per share for the Class C shares of the Florida Fund will be determined in the same manner as for the Class A shares (net assets divided by outstanding shares). The Class C shares of the Florida Fund will be sold at net asset value.

The maximum offering prices of our Class A shares on October 31, 1998 were computed as follows:

                                     Florida   Pennsylvania   Georgia   Michigan
                                     Fund          Fund        Fund       Fund

Net asset value per share (net assets
divided by shares outstanding) .........$4.98     $5.28        $5.31      $5.18

Maximum offering price per share (net
asset value divided by .9525) ..........$5.23     $5.54        $5.57      $5.44

The offering prices of our Class C shares on October 31, 1998 were computed as follows:

                                         Florida Fund
Net asset value per share (net assets
divided by shares outstanding) ...............$5.12

The Company has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is blighted to use its best efforts to find purchasers for the shares of the Company, and to make reasonable efforts to sell Company shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For our last three fiscal years, Lord Abbett as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

                             Year Ended      Year Ended      Year Ended
                             Oct. 31, 1997   Oct. 31, 1996   Oct. 31, 1998
                             -------------   -------------   -------------

Gross sales charge           $870,073        $970,316        $904,104
Amount allowed
to dealers                   $769,150        $848,058        $797,281
                             --------        --------        --------

Net commissions received
by  Lord Abbett              $100,923        $122,258        $106,823
                             ========        ========        ========

ALTERNATIVE SALES ARRANGEMENTS

CLASSES OF SHARES. This Prospectus offers two classes of shares designated as Class A and C (which may differ for each Fund). The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.23 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A and Class C, and considered the effect of the higher distribution fees on Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be 0investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more and you plan to invest more than $100,000, Class A shares will likely be more advantageous than Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class C shareholders will be reduced by the expenses borne solely by this class, such as the higher distribution fee to which Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC and the distribution fee for Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

CLASS A AND CLASS C RULE 12B-1 PLANS. As described in the Prospectus, each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act for the Class A shares (all Fund) and the Class C shares (Florida Fund only): the "A Plans" and the "C" Plan," respectively. The A Plans each become effective when the required level of net assets for each Fund is reached. The Florida Funds' A Plan became effective October 1, 1992. The Pennsylvania Fund A Plan became effective on April 1, 1998. In adopting a Plan for each class of each Fund and in approving its continuance, the trustees have concluded that, based on information provided to Lord Abbett, there is a reasonable likelihood that each Plan will benefit its respective class and each class' shareholders. The expected benefits include greater sales, lower redemptions of Class shares, which should allow each class to maintain a consistent cash flow and a higher quality of service to shareholders by dealers than would otherwise would be the
case. During the last fiscal year, the Company paid $     and $     through Lord
Abbett to dealers pursuant to the Florida Funds' A Plan and C Plan, respectively. The A Plans for the Georgia and Michigan Fund are not yet effective. Lord Abbett uses amounts received under the Florida Funds' A and C Plans as described in the Prospectus and for payments to dealers for (i) providing continuous services to the Florida Fund' shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund, respectively.

Each Plan requires the trustees to review, on a quarterly basis written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees and of the trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of relevant class of the Fund in question and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of the outstanding voting securities of the relevant class of the Fund in question.

CONTINGENT DEFERRED SALES CHARGES. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares, regardless of class and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your share value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

CLASS A SHARES. As stated in the Prospectus, a CDSC is imposed with respect to those Class A shares (or ClassA shares of another Lord Abbett-sponsored fund or Fund acquired through exchange of such shares) on which a Fund has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS C SHARES. (Florida Fund only.) As stated in the Prospectus, if Class C shares of the Florida Fund are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Florida Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Florida Fund' Class C shares.

GENERAL. With respect to Class A shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of both Class A and Class C shares, the CDSC is received by the applicable Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund.

The other funds and Fund which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain Fund of Lord Abbett Tax-Free Income Fund and the Company for which a Rule12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDSC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC on behalf of other Lord Abbett funds. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower CDSC at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund or Fund paid a 12b-1 fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Company in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored Company). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Companies" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Fund Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares.

Statement Of Intention. Under the terms of the Statement of Intention to invest $100,000 or more over a 13-month period as described in the Prospectus, shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Company to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our trustees, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "trustees" and "employees" include a trustee's or employee's spouse (including the surviving spouse of a deceased trustee or employee). The terms "our trustees" and "employees of Lord Abbett" also include other family members and retired trustees and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, and (f) through Retirement Plans with at least 100 eligible employees. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Company to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other funds before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Company and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Roth and Simple IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                      TAXES

Each Fund will be treated as a separate entity for federal income tax purposes. As a result, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Company may not be deductible, in whole or in part, for federal, state or local income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of the Company even though the borrowed funds may not be directly traceable to the purchase of shares.

Our shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in shares of the Company.

Certain financial institutions may be denied a federal income tax deduction for the amount of interest expense allocable to an investment in the Company. The deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in the Company.

The value of any shares redeemed by the Company or repurchased or otherwise sold may be more or less than your tax basis at the time of disposition. Any gain generally will be taxable for federal income tax purposes. Any loss realized on the disposition of Company shares held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distribution designated by the Company as a "capital gains distribution" received with respect to such shares. Moreover, shareholders will not be allowed to recognize for tax purposes any capital loss realized on the redemption or repurchase of Company shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Each Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed treated as having been distributed on a timely basis in accordance with a calendar year. The Company intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Company's ability to engage in the writing of call options, in financial futures transactions or in other investment techniques and practices. In addition, in order to qualify for exemption from state and local personal property taxes in Florida and Pennsylvania, each Fund may be required to refrain from engaging in transactions, techniques or practices it is otherwise permitted to engage in or to dispose of investments attributable to such transactions each year before the relevant "statutory assessment dates."

The foregoing discussion relates solely to U. S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U. S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

Except as otherwise discussed in the Prospectus, the receipt of dividends and distributions from the Company may be subject to state and local taxes. You should consult your tax adviser on state and local tax matters.

                                       7.
                       RISK FACTORS REGARDING INVESTMENTS
                   IN FLORIDA, GEORGIA, MICHIGAN, PENNSYLVANIA
                         AND PUERTO RICO MUNICIPAL BONDS

The following information is a summary of special risks affecting the states and territory indicated, each of which could affect the bonds purchased by the Company. It does not purport to be complete or current and is based upon information and judgments derived from public documents relating to such states and territory and other sources. The Company has not verified any of this data.

FLORIDA BONDS

Florida's economy has performed well in recent years, largely due to rapid population growth. The State's total personal income has grown at a strong case and outperformed the U.S. and other southeastern states. The increase in personal income directly reflects the population increase. Per capita income has closely tracked the national average for many years. Florida's unemployment rate has been below or about the same as the national average since 1995. The increase in population has placed increased pressure on the State's transportation infrastructure and other facilities.

Florida's economy is gradually becoming less dependent on employment related to construction, agriculture and manufacturing and more dependent on services and trade-related employment. The decline in importance of construction and construction-related industries expected to continue, as Florida's economy diversifies.

Tourism continues to be one of Florida's most important industries. The State has worked to diversify its tourist attractions, in this diversification has helped to reduce, to a degree, the seasonal character of the industry and to stabilize tourist-related employment.

GEORGIA BONDS

Georgia's unemployment rate has declined steadily since 1992, and remains below the national average. The State's per capita income, while it has grown strongly, is 94% of the national average. Personal income levels also have shown steady increases, as have State revenues.

The State had an undesignated, unreserved General Fund balance of $776 million in fiscal year 1996-97. In addition, Georgia's Revenue Shortfall Reserve Fund, which was drawn down to zero in the early 1990s, had a balance of $334 million at the end of the 1996-97 fiscal year.

The Georgia Constitution provides that the State may incur general obligation debt and guaranteed revenue debt for public purposes.

MICHIGAN BONDS

As a result of legislative action in 1993, and a statewide referendum in 1994, the State has made major changes in the financing of local public schools. Most local property taxes, which had been the primary source of school financing, have been repealed. They have been replaced by other revenues, with the principal replacement revenue being an increased sales tax. These additional revenues will be included within the State's constitutional revenue limitations and may have an impact on the State's ability to raise additional revenues in the future.

The Constitution provides that the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations set by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, without the approval of the electors of the local unit voting on the question. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution also contains millage reduction provisions. Under such provisions, should the value of taxable property (exclusive of construction and improvements) increase at a percentage greater than the percentage increase in the Consumer Price Index, the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the Consumer Price Index rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be reduced accordingly.

During the fiscal year ended September 30, 1997, the state's level of general obligation debt decreased to $655.2 million, and total special obligation debt increased to $2,490.4 million. A state-related revenue debt increased to $2,274.4 million during 1996-97 fiscal year.

In 1978, the Michigan Constitution was amended to limit the amount of total state revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar-year or the average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. The State may, however, raise taxes in excess of the limit for emergencies, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature. The revenue limit does not apply to taxes imposed for the payment of principal of and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the Legislature. The Constitution also provides that the proportion of State spending paid to all local units of government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

The State is currently on schedule for achieving its objectives for Year 2000 compliance, but it may not complete the objectives on time. There can also be no assurance that any other organization or governmental agency with which the State electronically interacts, including State vendors and the federal government, will be Year 2000 compliant. The failure of the State or such other parties to be Year 2000 compliant may materially harm the State's revenue operations.

PENNSYLVANIA BONDS

The Pennsylvania Constitution mandates that the total operating budget appropriations made by Commonwealth's General Assembly may not exceed the sum of
(a) the actual and estimated revenues in any given year, and (b) the surplus of the preceding year. The fiscal years 1993 through 1997 were characterized by steady, modest economic growth and low inflation rates. These economic conditions, combined with several years of tax reductions following the various tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced tax revenues gains averaging 4.1% per year during the period. Total revenues increased during this period at a 4.7% average rate. Expenditures and other uses during the fiscal 1993 through fiscal 1997 period rose at a 3.8% annual rate. The General Fund had a balance of $1,364.9 million at June 30, 1997, a substantial increase from the previous fiscal year that includes a return of an unreserved-undesignated balance of $187.3 million. The last such balance was recorded at the end of fiscal 1994. At the close of fiscal 1997, the fund balance for the governmental fund types totaled $2,900.9 million, any increase of $914.6 million.

For fiscal 1997, higher than expected tax revenues and the end of paragraph expenditures that were slightly lower than budgeted helped strengthen the Commonwealth's financial position. The Commonwealth had an operating surplus of $433 million at the end of fiscal 1997.

Per capita income in Pennsylvania has continued to grow and remains above the national average.

The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects, subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, for the account of the General Fund or the Motor License Fund or both such funds. Tax anticipation notes must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed, in the aggregate, 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal-year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget.

Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes, subject to the applicable statutory and Constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years.

Certain Commonwealth-created agencies have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not a moral or statutory obligation of the Commonwealth. Some of these agencies, however, indirectly depend on Commonwealth appropriations. Obligations of Commonwealth-created agencies in Pennsylvania which do bear a moral obligation to the Commonwealth or those issued by the (i) Pennsylvania Housing Finance Agency, a state-created agency, and (ii) the Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia.

The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease as lessee certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of those leases and their respective lease payments are pledged as security for debt obligations issued by certain public authorities for other entities within the State. All lease payments due from Commonwealth departments and agencies are subject to and depend on an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be paid. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

The Commonwealth established the Pennsylvania Intergovernmental Cooperation Authority ("PICA") in 1991 to assist Philadelphia in remedying fiscal emergencies. Philadelphia is currently operating under a five-year fiscal plan approved by PICA on May 20, 1997. The audited General Fund balance of the city as of June 30, 1997 showed a surplus of approximately $128.8 million.

PUERTO RICO BONDS

Puerto Rico's manufacturing sector has become more diversified as industrial development has become more capital intensive and more dependent on skilled labor. The service sector, including wholesale and retail trade, finance, insurance and real estate, also plays a major role in the economy. The service sector ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector. Growth in construction and tourism also contributed to contributed increased economic activity in fiscal 1997.

Much of the development of the manufacturing sector in Puerto Rico to date can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code (the "Code"), which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. tax on certain income from operations and the Commonwealth's Industrial Incentives Program. However, in 1996 amendments were passed that phase out Section 936 tax credits over ten years for existing claimants and eliminate it for corporations without established operations after October 1995. The long-term effects on the Puerto Rico economy of the repeal of section 936 cannot yet be determined, although the repeal is not expected to have material adverse effects on the Commonwealth's economy in the short- or medium-term. The Commonwealth also needs to address its substantial unfunded pension liabilities to its two main public pension systems, which together total approximately $6 billion.

Puerto Rico's economy has continued to expand for over a decade, with almost every sector participating and resulting in record levels of employment (although Puerto Rico's unemployment rate has continued to exceed the average for the United States). Factors behind this expansion included Commonwealth-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers and the relatively low cost of borrowing. Personal income, both aggregate and per capita, has increased consistently each year since 1985, but per capita income remains lower than in the United States.

The Commonwealth's general fund has had a positive cash balance in recent years, and was forecast to have a balance of $38 million at the end of fiscal 1998. The balance at the end of fiscal 1997 was $127.5 million.

The Constitution of Puerto Rico provides that public debt of the Commonwealth will constitute a first claim on available Commonwealth revenues. Public debt includes general obligation bonds and notes of the Commonwealth and any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities.

The Constitution of Puerto Rico also provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and covered into the

Treasury of Puerto Rico (principally income taxes, property taxes and excise taxes) in the two fiscal years preceding the then current fiscal year.

The Commonwealth has historically maintained a fiscal policy providing for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. However, in recent years there have been higher levels of public sector debt compared to the growth in nominal gross product. These higher levels are due to the increase during fiscal 1996 and 1997 in the amount of debt incurred to finance infrastructure projects. This trend is expected to continue during the next few fiscal years as the level of public sector capital investment remains high.

The failure of the Commonwealth or other organizations or governmental agencies with which the Commonwealth electronically interacts, including Commonwealth vendors and the federal government, to be Year 2000 compliant may materially affect the Commonwealth's revenue and operations.

                                       8.
                                PAST PERFORMANCE

Each Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to its computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Florida Fund' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

The total returns for the one-year ended October 31, 1998 for Class A shares of
the Florida, Georgia, Michigan and Pennsylvania Fund were:   %,   %,   % and
   %, respectively. The average annual compounded rates of total return for the five year period ended October 31, 1998 for the Florida Fund and the life of the Florida Fund (commencing on September 25, 1991 to October 31, 1998), the life of the Georgia Fund (commencing on December 27, 1994 to October 31, 1998), the life of the Pennsylvania Fund (commencing on February 3, 1992 to October 31, 1998) and the life of the Michigan Fund (commencing on December 1, 1992 to October 31,
1998), were as follows:   %,   %,   %,   % and   %, respectively.

The total return for the Class C shares of the Florida Fund for the one year ended October 31, 1998 and the life of the class (commencing July 15, 1996 to
October 31, 1998) was   % and   %, respectively.

Our yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for a class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yield for C shares does not reflect the deduction of the CDSC. For the 30-day period ended

October 31, 1998 the yields for Class A shares of the Florida, Georgia,
Pennsylvania and Michigan Fund were   %,   %,   % and   %, respectively. The
yield for Class C shares of the Florida Fund for such 30 day period was   %.

Each Funds' tax-equivalent yield for each Class is computed by dividing that portion of the appropriate Class' yield (as determined above) which is tax exempt by one minus a stated income tax rate (Florida - .3600%; Pennsylvania -.3779%, Michigan - .3882% and Georgia - .3984%) and adding the product to that portion, if any, of the appropriate Class' yield that is not tax exempt. For the 30-day period ended on October 31, 1998, the tax-equivalent yields for Class A
shares of the Florida, Georgia, Pennsylvania and Michigan Fund were   %,   %,
  %, and   %, respectively. The tax-equivalent yield for Class C shares of the
Florida Fund for such 30 day period was   %.

It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       9.
                          INFORMATION ABOUT THE COMPANY

The Company was established on September 11, 1991 as a Massachusetts business trust by a Declaration of Trust. As a Trust, the Company does not hold regular meetings of shareholders, although special meetings may be called for a specific Fund or for the Company as a whole, for purposes such as electing or removing trustees, changing fundamental policies or approving an advisory contract. The Company will promptly call a meeting of shareholders to vote on whether to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of the Company's outstanding shares, and the trustees, within 5 business days of a written request by 10 or more shareholders who have been of record for at least 6 months and who hold in the aggregate the lesser of either shares having a net asset value of at least $25,000 or 1% of such outstanding Company shares, shall give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of the Company's mailing their request.

Under the Declaration of Trust, the trustees may provide for additional funds and classes from time to time. Any additional fund and class would have rights separate from the other funds and classes. Within each fund and class, all shares have equal voting rights and equal rights with respect to dividends, assets and liquidation.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Company. However, the Declaration of Trust disclaims shareholder liability for acts, obligations or affairs of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or the Trustees. The Declaration of Trust also provides for indemnification out of a Funds' property for all losses and expenses of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Company believes that, in view of the above, the risk of personal shareholder liability is remote.

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, profiting from trades of the same security within 60 days and trading on material non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each of the Lord Abbett-sponsored mutual funds to the extent contemplated by the recommendations of such Advisory Group.

                                       10.
                              FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements in the 1998 Annual Report to Shareholders of Lord Abbett Tax-Free Income Trust, are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C OTHER INFORMATION

Item 23 Exhibits

      (a) Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on March 1, 1998.
      (b)   By-Laws.
      (c) Instruments Defining Rights of Security Holders. Incorporated by reference
      (d)   Investment Advisory Contracts. Incorporated by reference.
      (e)   Underwriting Contracts. Incorporated by reference.
      (f) Bonus or Profit Sharing Contracts. Incorporated by reference to Post Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on March 1, 1998.
      (g)   Custodian Agreement. Incorporated by reference.
      (h)   Other Material Contracts. Incorporated by reference.
      (i)   Legal Opinion. Incorporated by reference.
      (j)   Other Opinion. Consent of Independent Auditors.
      (k)   Omitted Financial Statements. Incorporated by reference.
      (l)   Initial Capital Agreements. Incorporated by reference.
      (m)   Rule 12b-1 Plan. Incorporated by reference.
      (n) Financial Data Schedule. Incorporated by reference to Post Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on March 1, 1998.
      (o)   Rule 18f-3 Plan. Incorporated by reference.

Item 24 Persons Controlled by or Under Common Control with the Fund

      None.

Item 25 Indemnification

      All Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      In addition, Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26 Business and Other Connections of Investment Adviser

      Lord, Abbett & Co. acts as investment adviser for twelve other investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 8,300 private accounts as of September 30, 1998. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or Trustee of any entity.

Item 27 Principal Underwriters

      (a)   Lord Abbett Mid-Cap Value Fund, Inc.
            Lord Abbett Bond-Debenture Fund, Inc.
            Lord Abbett Developing Growth Fund, Inc.
            Lord Abbett Tax-Free Income Fund, Inc.
            Lord Abbett Global Fund, Inc.
            Lord Abbett Series Fund, Inc.
            Lord Abbett U.S. Government Money Market Fund, Inc.
            Lord Abbett Equity Fund
            Lord Abbett Tax-Free Income Trust
            Lord Abbett Securities Trust
            Lord Abbett Investment Trust
            Lord Abbett Research Fund, Inc.

            Investment Advisor

            American Skandia Trust (Lord Abbett Growth & Income Portfolio)

      (b)   The partners of Lord, Abbett & Co. are:

            Name and Principal            Positions and Offices
            Business Address(1)           with Registrant
            --------------------          ----------------------

            Robert S. Dow                 Chairman and President
            Paul A. Hilstad               Vice President & Secretary
            Zane E. Brown                 Vice President
            Daniel E. Carper              Vice President
            Robert G. Morris              Vice President

            The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Stephen I. Allen, John
            E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Thomas
            W. Hudson, Jr., Stephen J. McGruder, Michael McLaughlin, Robert J. Noelke, R. Mark Pennington. Christopher Towle and John J. Walsh.

            Each of the above has a principal business address:

            767 Fifth Avenue, New York, NY 10153

      (c)   Not applicable

Item 28 Location of Accounts and Records

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29 Management Services

            None

Item 30 Undertakings

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 24th day of December, 1998.

                                    LORD ABBETT TAX-FREE INCOME TRUST


                                 By /s/Robert S. Dow
                                    ----------------------------------
                                    Robert S. Dow,
                                    Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                    Chairman, President
/s/Robert S. Dow                         and Trustee           December 24, 1998
----------------------------   -----------------------------   -----------------
Robert S. Dow                          (Title)                      (Date)


/s/ E. Thayer Bigelow                  Trustee                 December 24, 1998
----------------------------   -----------------------------   -----------------
E. Thayer Bigelow                      (Title)                      (Date)


/s/ William H. T. Bush                 Trustee                 December 24, 1998
----------------------------   -----------------------------   -----------------
William H. T. Bush                     (Title)                      (Date)


/s/ Robert B. Calhoun                  Trustee                 December 24, 1998
----------------------------   -----------------------------   -----------------
Robert B. Calhoun                      (Title)                      (Date)


/s/ Stewart S. Dixon                   Trustee                 December 24, 1998
----------------------------   -----------------------------   -----------------
Stewart S. Dixon                       (Title)                      (Date)


/s/ John C. Jansing                    Trustee                 December 24, 1998
----------------------------   -----------------------------   -----------------
John C. Jansing                        (Title)                      (Date)


/s/ C. Alan MacDonald                  Trustee                 December 24, 1998
----------------------------   -----------------------------   -----------------
C. Alan MacDonald                      (Title)                      (Date)


/s/ Hansel B. Millican, Jr.            Trustee                 December 24, 1998
----------------------------   -----------------------------   -----------------
Hansel B. Millican, Jr.                (Title)                      (Date)


/s/ Thomas J. Neff                     Trustee                 December 24, 1998
----------------------------   -----------------------------   -----------------
Thomas J. Neff                         (Title)                      (Date)


                               Vice President and
/s/ Keith F. O'Connor          Chief Financial Officer         December 24, 1998
----------------------------   -----------------------------   -----------------
Keith F. O'Connor                      (Title)                      (Date)